Exhibit 10.2

AMENDMENT TO THE

WALKER & DUNLOP, INC.

MANAGEMENT DEFERRED STOCK UNIT PURCHASE MATCHING PROGRAM

THIS AMENDMENT TO THE WALKER & DUNLOP, INC. MANAGEMENT DEFERRED STOCK UNIT PURCHASE MATCHING PROGRAM (this “Amendment”) is made and adopted as of February 8, 2023 by the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Walker & Dunlop, Inc., a Maryland corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Walker & Dunlop, Inc. Management Deferred Stock Unit Purchase Matching Program (the “Program”) or the Walker & Dunlop, Inc. 2020 Equity Incentive Plan (as amended from time to time, the “2020 Plan”), as applicable.

WHEREAS, pursuant to the terms of Section 2 of the Program, the Committee may amend the Program at any time;

WHEREAS, the Committee desires that this Amendment shall be effective only with respect to elections under Section 4(d) of the Program that are made on or after January 1, 2023 (and, for the avoidance of doubt, not for elections made on or before December 31, 2022); and

WHEREAS, the Committee desires to amend the Program as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Program be and hereby is amended as follows:

1.The penultimate sentence of Section 4(a) of the Program is amended and restated in its entirety as follows:

Notwithstanding the foregoing, the maximum number of Stock Units with respect to a Matching Award that a Participant will receive on an Award Date equals $500,000 (or, with respect to elections made pursuant to Section 4(d) hereof on or after January 1, 2023 (and, for the avoidance of doubt, not for elections made on or before December 31, 2022), $250,000) divided by the Fair Market Value of a share of Stock on the Award Date, rounded down to the nearest whole Stock Unit.

2.This Amendment shall be and is hereby incorporated in and forms a part of the Program.

3.Except as set forth herein, the Program shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, and as evidence of the adoption of the foregoing, the Company has caused this Amendment to be executed by a duly authorized officer effective as of the date first written above.

WALKER & DUNLOP, INC.

By:	/s/ Richard. M. Lucas
Name:	Richard M. Lucas
Title:	Executive Vice President, General Counsel & Secretary

[Signature Page to Plan Amendment]